                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 18, 2000
                                                      ---------------------


                           Commission File No. 1-10677



                          INTEGRATED ORTHOPAEDICS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            TEXAS                                      76-0203483
-------------------------------------    ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)


             1800 West Loop South, Suite 1030, Houston, Texas 77027
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (713) 225-5464
              (Registrant's Telephone Number, Including Area Code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective August 31, 2000 Integrated Orthopaedics, Inc., ("IOI" or the "Company") and IOI Management Services of Louisiana ("IOI of Louisiana"), a wholly-owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Louisiana and Westside Orthopedic Clinic, P.C. ("WOC"). In conjunction with the transaction, IOI of Louisiana sold its fixed assets and accounts receivable to Doctors Katz and DiGrado, Inc. ("the Purchaser"). The Purchaser is owned by the partner physicians of WOC. The transaction was completed on September 18, 2000. The transaction value of $1,266,000 is comprised of cash, the forgiveness of debt and the assumption by the Purchaser of certain liabilities and was determined in an arms-length negotiation.


ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Unaudited Pro Forma Financial Information (attached following the signature page):

           Unaudited Pro Forma Condensed Combining Statement of Operations
                  For the Six Months Ended June 30, 2000

           Unaudited Pro Forma Condensed Combining Statement of Operations
                  For the Year Ended December 31, 1999

           Unaudited Pro Forma Condensed Combining Balance Sheet - June 30, 2000

           Notes to the Unaudited Pro Forma Condensed Combining Financial Statements


(c)      Exhibits

         2.1 Asset Purchase Agreement dated September 18, 2000, by and between IOI Management Services of Louisiana, Inc. and Doctors Katz and DiGrado, Inc.

         2.2 Agreement to Terminate the Management Agreement dated September 18, 2000 by and between IOI Management Services of Louisiana, Inc. and Westside Orthopedic Clinic, PC.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGRATED ORTHOPAEDICS, INC.



                                     By:  /s/ Laurie Hill Gutierrez
                                        -------------------------------
                                          LAURIE HILL GUTIERREZ
                                          Chief Financial Officer
                                          Senior Vice President


Dated: October 3, 2000


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                          INTEGRATED ORTHOPAEDICS, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements have been prepared based on historical financial statements of the Company after giving effect to the transaction and the adjustments outlined in the accompanying notes. The Unaudited Pro Forma Condensed Combining Balance Sheet as of June 30, 2000 gives effect to the transactions as if they had occurred on June 30, 2000. The Unaudited Pro Forma Condensed Combining Statement of Operations for the six months ended June 30, 2000 and the year ended December 31, 1999 gives effect to the transactions as if they had occurred on January 1, 2000 and 1999, respectively.

Effective August 31, 2000 Integrated Orthopaedics, Inc., ("IOI" or the "Company") and IOI Management Services of Louisiana ("IOI of Louisiana"), a wholly-owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Louisiana and Westside Orthopedic Clinic, P.C. ("WOC"). In conjunction with the transaction, IOI of Louisiana sold its fixed assets and accounts receivable to Doctors Katz and DiGrado, Inc. The transaction was completed on September 18, 2000. The transaction value of $1,266,000 is comprised of cash, the forgiveness of debt and the assumption by Doctors Katz and DiGrado, Inc. of certain liabilities.

In addition, effective August 31, 2000 IOI and IOI Management Services of Houston, Inc., a wholly owned subsidiary of IOI entered into an agreement to sell its fixed assets to Work Well Performance Center, L.L.P and Momentum Rehabilitation, L.L.C. The transaction was completed on August 31, 2000. The combined transaction value of $120,413 is comprised of cash and notes receivable.

As previously reported, the Company and IOI Management Services of Pennsylvania ("IOI of Pennsylvania") a wholly owned subsidiary of IOI, entered into an agreement effective March 31, 2000 to terminate the Management Services Agreement between IOI of Pennsylvania and Lancaster Orthopedic Group, P.C. ("LOG"). In conjunction with the transaction, IOI of Pennsylvania sold all of its assets to LOG. The transaction was completed on April 12, 2000. The transaction value of $4,210,000 is comprised of cash and the assumption by LOG of certain liabilities.

On January 27, 2000, the Company and IOI Management Services of Colorado ("IOI of Colorado"), a wholly owned subsidiary of IOI, entered into an agreement effective December 31, 1999 to terminate the Management Services Agreement between IOI of Colorado and Front Range Orthopedic Center, P.C. ("FROC"). In conjunction with the transaction, IOI of Colorado sold all of its assets to FROC and FROC, P.C. At December 31, 1999 the related net assets are reflected as assets to be disposed of on the consolidated balance sheets included in the Company's Annual Report on Form 10-KSB. The transaction value of $2,087,000 is comprised of cash, secured promissory notes and the assumption by FROC, P.C. of certain liabilities.

In January 1999, the Company and IOI Management Services of Connecticut ("IOI of Connecticut"), a wholly owned subsidiary of IOI, filed a lawsuit against its Connecticut practice, Merritt Orthopaedics Associates, P.C. ("Merritt"). The lawsuit sought to enforce certain repurchase obligations under the related Management Services Agreement as a result of Merritt failing to satisfy certain of its obligations thereunder. In March 2000, a settlement was reached between the


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

Company and Merritt whereby Merritt purchased all of the assets of IOI of Connecticut for $750,000 in cash and promissory notes. At December 31, 1999 the related net assets are reflected as assets to be disposed of on the consolidated balance sheets included in the Company's Annual Report on Form 10-KSB.

These Unaudited Pro Forma Condensed Combining Financial Statements do not purport to present the financial position or results of operations of the Company had the above transactions occurred on the dates specified, nor are they necessarily indicative of results of operations that may be expected in the future. The Unaudited Pro Forma Condensed Combining Financial Statements are qualified in their entirety by reference to, and should be read in conjunction with, the Company's audited consolidated financial statements for the year ended December 31, 1999, included in the Company's Annual Report on Form 10-KSB.


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                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                   CONDENSED COMBINING STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                 (In thousands)

                                                                                                                     PRO FORMA
                                                                  INTEGRATED                                        INTEGRATED
                                                                ORTHOPAEDICS,        PRO FORMA                     ORTHOPAEDICS,
                                                                   INC. (1)         ADJUSTMENTS       REF. #            INC.
                                                              ------------------- -----------------  ---------  --------------------
Revenues                                                      $                   $                             $

Costs and Expenses:
     General and administrative                                            1,520                                               1,520
     Special charges                                                         884                                                 884
     Depreciation and amortization                                            98                                                  98
                                                              ------------------- -----------------             --------------------
                                                                           2,502                                               2,502
                                                              ------------------- -----------------             --------------------

Loss From Operations                                                     (2,502)                                             (2,502)

Interest Income                                                               69                50       5                       119
Interest Expense                                                            (22)                                                (22)
                                                              ------------------- -----------------             --------------------

Loss from Continuing Operations Before
   Provision for Income Taxes                                            (2,455)                50                           (2,405)

Income Tax Provision                                                        (33)                                                (33)
                                                              ------------------- -----------------             --------------------

Loss from Continuing Operations                                          (2,488)                50                           (2,438)

Discontinued Operations:
   Income ( Loss) from operations, net of taxes                          (7,836)             7,430       2                     (406)
   Loss from disposal of operations,  net of taxes                       (3,248)             2,879       3                     (369)
                                                              ------------------- -----------------             --------------------
Income (Loss) from Discontinued Operations                              (11,084)            10,309                             (775)

Net Loss                                                      $         (13,572)  $         10,359              $            (3,213)
                                                              =================== =================             ====================

Loss from Continuing Operations Applicable to
   Common Shares                                              $          (3,961)  $             50              $            (3,911)
                                                              =================== =================             ====================
Loss from Continuing Operations Per Common
   Share: Basic and Diluted                                   $           (0.63)  $           0.01              $             (0.62)
                                                              =================== =================             ====================

Weighted Average Common Shares Outstanding                                 6,296             6,296                             6,296
                                                              =================== =================             ====================



   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.


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                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                   CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (In thousands)

                                                                                                                     PRO FORMA
                                                                  INTEGRATED                                        INTEGRATED
                                                                ORTHOPAEDICS,        PRO FORMA                     ORTHOPAEDICS,
                                                                   INC. (1)         ADJUSTMENTS       REF. #            INC.
                                                              ------------------- -----------------  ---------  --------------------
Revenues                                                        $                 $                                 $

Costs and Expenses:
     General and administrative                                            3,658                                               3,658
     Special charges                                                         768                                                 768
     Depreciation and amortization                                           238                                                 238
                                                              ------------------- -----------------             --------------------
                                                                           4,664                                               4,664
                                                              ------------------- -----------------             --------------------

Loss From Operations                                                     (4,664)                                             (4,664)

Interest Income                                                              202                57       5                       259
Interest Expense                                                           (284)                                               (284)
                                                              ------------------- -----------------             --------------------

Loss from Continuing Operations Before
   Provision for Income Taxes                                            (4,746)                57                           (4,689)

Income Tax Provision                                                       (133)                                               (133)
                                                              ------------------- -----------------             --------------------

Loss from Continuing Operations                                          (4,879)                57                           (4,822)

Discontinued Operations:
   Income ( Loss) from operations, net of taxes                          (5,016)             3,171       4                   (1,845)
   Loss from disposal of operations,  net of taxes
                                                              ------------------- -----------------             --------------------
Income (Loss) from Discontinued Operations                               (5,016)             3,171                           (1,845)

Net Loss Before Extraordinary Items                                      (9,895)             3,228                           (6,667)

Extraordinary Loss related to retirement of
   NationsBank debt, net                                                   (152)                                               (152)
                                                              ------------------- -----------------             --------------------

Net Loss                                                        $       (10,047)   $         3,228                  $        (6,819)
                                                              =================== =================             ====================

Loss from Continuing Operations Applicable to
   Common Shares                                                $        (7,653)   $            57                  $        (7,596)
                                                              =================== =================             ====================
Loss from Continuing Operations Per Common
   Share: Basic and Diluted                                     $         (1.18)   $          0.01                  $        (1.17)
                                                              =================== =================             ====================

Weighted Average Common Shares Outstanding                                 6,496             6,496                             6,496
                                                              =================== =================             ====================


   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.


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                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                        CONDENSED COMBINING BALANCE SHEET
                          JUNE 30, 2000 (In thousands)

                                                                           INTEGRATED          PRO FORMA                PRO FORMA
                                                                          ORTHOPAEDICS,       ADJUSTMENTS     REF.     INTEGRATED
                                                                            INC. (1)           INCREASE/       #      ORTHOPAEDICS,
                                                                                              (DECREASE)                   INC.
                                                                          --------------      -----------     ----    -------------
ASSETS
Current Assets:
     Cash and cash equivalents                                           $         3,471     $          171    6     $        3,642
     Note receivable                                                                 760                 55    6                815
     Other current assets                                                            115                                        115
     Net assets of discontinued operations - Work Hardening Services                  16               (109)   7                (93)
     Net assets of discontinued operations - Ambulatory Surgery
       Center                                                                      2,522               (100)   7              2,422
                                                                         ---------------     --------------          --------------
          Total Current Assets                                                     6,884                 17                   6,901

Property and Equipment (including capital leases)                                  1,185                                      1,185
Less:  Accumulated Depreciation and Amortization                                  (1,131)                                    (1,131)
                                                                         ---------------     --------------          --------------
Net Property and Equipment                                                            54                                         54

Other Assets                                                                         184                                        184
                                                                         ---------------     --------------          --------------
TOTAL ASSETS                                                             $         7,122     $           17          $        7,139
                                                                         ===============     ==============          ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts payable                                                    $            85     $                       $           85
     Accrued liabilities                                                             885                                        885
     Net liabilities of discontinued operations - Practice Management
         Services                                                                     13                 (4)   7                  9
     Current maturities of notes payable and capital  lease
         obligations                                                                  77                                         77
                                                                         ---------------     --------------          --------------
          Total  Current Liabilities                                               1,060                 (4)                  1,056

Obligations Under Capital Leases                                                     146                                        146
Dividends Payable                                                                    836                                        836
                                                                         ---------------     --------------          --------------
          Total Liabilities                                                        2,042                 (4)                  2,038
                                                                         ---------------     --------------          --------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock                                                                   3                                          3
     Common stock                                                                      7                                          7
     Additional paid-in capital                                                   51,156                                     51,156
     Accumulated deficit                                                         (45,365)                21    8            (45,344)
     Treasury shares                                                                (721)                                      (721)
                                                                         ---------------     --------------          --------------
          Total Stockholders' Equity                                               5,080                 21                   5,101
                                                                         ---------------     --------------          --------------
TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY                              $         7,122     $           17          $        7,139
                                                                         ===============     ==============          ==============

   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.



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                         INTEGRATED ORTHOPAEDICS, INC.
     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

Reference
 Number           Description
-------           ------------
1.                The statements of operations and balance sheet for Integrated
                  Orthopaedics, Inc. as of and for the six months ended June 30, 2000, summarized from its June 30, 2000 Quarterly Report on
                  Form 10-QSB. The results of operations for the year ended
                  December 31, 1999, summarized from its December 31, 1999
                  Annual Report on Form 10-KSB.

2. To remove Lancaster Orthopedic, P.C.'s ("LOG"), Westside Orthopedic Clinic, P.C.'s ("WOC"), and IOI Management Services of Houston Inc.'s ("IOI Houston") historical results of operations for the period of January 1, 2000 through May 31, 2000.

3. To remove LOG's, WOC's, and IOI Houston's historical results of operations for the month of June 2000.

4. To remove LOG's, WOC's, Front Range Orthopedic Center, P.C.'s ("FROC"), Merritt Orthopaedics Associates, P.C.'s ("Merritt") and IOI Houston's historical results of operations.

5. To record pro forma interest income on the FROC, FROC, P.C., Merritt, Work Well Performance Center, L.L.P and Momentum Rehabilitation, LLC notes.

6. To record the consideration received from Doctors Katz and DiGrado, Inc., for the sale of IOI of Louisiana's accounts receivable, furniture, fixtures and equipment and the termination of the Management Services Agreement and to record the consideration received from Momentum Rehabilitation, L.L.C. and Work Well Performance Center, L.L.P from the sale of IOI Houston's fixed assets.

7. To remove WOC's and IOI of Houston's net assets and net liabilities.

8. To adjust the loss on impairment on the disposal of WOC and IOI Houston that was recorded at June 30, 2000 based on the final terms of the transactions.



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                               INDEX TO EXHIBITS

        Exhibit
        Number                 Description
        -------                -----------

         2.1 Asset Purchase Agreement dated September 18, 2000, by and between IOI Management Services of Louisiana, Inc. and Doctors Katz and DiGrado, Inc.

         2.2 Agreement to Terminate the Management Agreement dated September 18, 2000 by and between IOI Management Services of Louisiana, Inc. and Westside Orthopedic Clinic, PC.